Exhibit 99.1

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                               Ford Motor Company
                          SELECTED CONSOLIDATED DETAIL
                          ----------------------------
                             2002 Compared with 2001


                                                                     Third Quarter                       First Nine Months
                                                                ----------------------------      -----------------------------
                                                                   2002            2001             2002             2001
                                                                ------------    ------------      ------------    -------------
                                                                    (unaudited)                         (unaudited)
Worldwide vehicle unit sales of
 cars and trucks (in thousands)
- North America                                                    1,060             933             3,338           3,178
- Outside North America                                              597             589             1,853           2,005
                                                                   -----           -----             -----           -----
    Total                                                          1,657           1,522             5,191           5,183
                                                                   =====           =====             =====           =====

Sales and revenues (Mils.)
- Automotive                                                    $ 32,445        $ 28,451          $ 99,971        $ 97,377
- Financial Services                                               7,135           7,873            21,765          23,253
                                                                --------        --------          --------        --------
    Total                                                       $ 39,580        $ 36,324          $121,736        $120,630
                                                                ========        ========          ========        ========

Net income (Mils.)
- Automotive                                                    $   (675)       $ (1,054)         $   (805)       $ (1,559)
- Financial Services                                                 349             362               957           1,174
                                                                --------        --------          --------        --------
   Income/(loss) before cumulative effect of
    change in accounting principle                                  (326)           (692)              152            (385)
- Cumulative effect of change in
   accounting principle                                                -               -            (1,002)              -
                                                                --------        --------          --------        --------
    Total net income/(loss)                                     $   (326)       $   (692)         $   (850)       $   (385)
                                                                ========        ========          ========        ========

Adjusted income/(loss) before cumulative
 effect of change in accounting principle
 (Mils.) a/                                                     $    220        $   (502)         $    722        $     78

Unusual items (Mils.)
- Interest Income on U.S. federal tax refund                    $    142        $      -          $    142        $      -
- Kwik-Fit and other held for sale entities                         (525)              -              (525)              -
- SFAS 133                                                          (158)              9              (141)           (150)
- End-of-life vehicle legislation                                     (5)              -               (46)              -
- E-commerce and Automotive-related ventures                           -            (199)                -            (199)
- Mazda restructuring actions                                          -               -                 -            (114)

Capital expenditures (Mils.)
- Automotive                                                    $  1,697        $  1,408          $  4,635        $  3,994
- Financial Services                                                 152             199               452             428
                                                                --------        --------          --------        --------
    Total                                                       $  1,849        $  1,607          $  5,087        $  4,422
                                                                ========        ========          ========        ========

Automotive capital expenditures as a
 percentage of sales                                                 5.2%            4.9%              4.6%            4.1%

Automotive net cash at September 30 (Mils.)
- Cash and marketable securities                                $ 24,819        $ 13,002          $ 24,819        $ 13,002
- VEBA                                                               888           2,213               888           2,213
                                                                --------        --------          --------        --------
   Gross cash including VEBA                                      25,707          15,215            25,707          15,215
- Debt                                                            13,813          12,087            13,813          12,087
                                                                --------        --------          --------        --------
   Automotive net cash including VEBA                           $ 11,894        $  3,128          $ 11,894        $  3,128
                                                                ========        ========          ========        ========

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
Income assuming dilution
- Automotive                                                    $  (0.37)       $  (0.59)         $  (0.44)       $  (0.87)
- Financial Services                                                0.19            0.20              0.52            0.65
                                                                --------        --------          --------        --------
   Subtotal                                                        (0.18)          (0.39)             0.08           (0.22)
- Cumulative effect of change in
   accounting principle                                                -               -             (0.55)              -
                                                                --------        --------          --------        --------
    Total                                                       $  (0.18)       $  (0.39)         $  (0.47)       $  (0.22)
                                                                ========        ========          ========        ========

Adjusted net income/(loss) before cumulative effect of change
in accounting principle a/                                      $   0.12        $  (0.28)         $   0.39        $   0.04

Unusual items
- Interest Income on U.S. federal tax refund                    $   0.08        $      -          $   0.08        $      -
- Kwik-Fit and other held-for-sale entities                        (0.29)              -             (0.29)              -
- SFAS No. 133                                                     (0.09)              -             (0.08)          (0.08)
- End-of-life vehicle legislation                                      -               -             (0.02)              -
- E-commerce and Automotive-related ventures                           -           (0.11)                -           (0.11)
- Mazda restructuring actions                                          -               -                 -           (0.07)

a/  Excludes unusual items disclosed by the Company
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